QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At June 30, 2012, we owned or had an interest in 337 properties comprising 244 million square feet in North America and Asia. We also have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns over 260 shopping centers in 13 European countries.

        This package was prepared to provide operational and balance sheet information as of June 30, 2012, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Third Quarter 2012	October 26, 2012
Fourth Quarter 2012	February 1, 2013
First Quarter 2013	April 26, 2013

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2011 through June 30, 2012

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2011	60,858,134	293,856,250
Activity During the First Quarter of 2012:
Issuance of Common Stock for Stock Option Exercises	—	712
Exchange of Operating Partnership Units for Common Stock	(90,465)	90,465
Public Offering of Common Stock	—	9,137,500
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	337,006	12,031
Number Outstanding at March 31, 2012	61,104,675	303,096,958
Activity During the Second Quarter of 2012:
Exchange of Operating Partnership Units for Common Stock	(130,644)	130,644
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	—	102,175
Number Outstanding at June 30, 2012	60,974,031	303,329,777
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at June 30, 2012		303,329,777
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		1,042
Diluted Common Shares Outstanding at June 30, 2012(4)		303,330,819

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 55).

(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended June 30, 2012.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2012	2011	2012	2011
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,188,066	$1,040,861	$2,307,035	$2,060,735
Consolidated Net Income	$260,936	$250,522	$1,042,765	$470,188
Net Income Attributable to Common Stockholders	$215,445	$205,121	$860,855	$384,532
Basic Earnings per Common Share (EPS)	$0.71	$0.70	$2.87	$1.31
Diluted Earnings per Common Share (EPS)	$0.71	$0.70	$2.87	$1.31
FFO of the Operating Partnership	$688,769	$582,967	$1,337,422	$1,153,610
Diluted FFO of the Operating Partnership	$688,769	$582,967	$1,337,422	$1,153,610
Basic FFO per Share (FFOPS)	$1.89	$1.65	$3.71	$3.26
Diluted FFO per Share (FFOPS)	$1.89	$1.65	$3.71	$3.26
Distributions per Share	$1.00	$0.80	$1.95	$1.60

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of June 30, 2012	As of December 31, 2011
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,974	60,858
Common Shares Outstanding at End of Period	303,330	293,856

Total Common Shares and Units Outstanding at End of Period	364,304	354,714

Weighted Average Limited Partnership Units Outstanding	60,990	60,522
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	299,473	293,504
Diluted—for purposes of EPS	299,474	293,573
Diluted—for purposes of FFOPS	299,474	293,573
Simon Group's Debt Information
Share of Consolidated Debt	$22,295,545	$18,175,083
Share of Joint Venture Debt	5,184,361	6,501,508

Share of Total Debt	$27,479,906	$24,676,591

Simon Group's Market Capitalization
Common Stock Price at End of Period	$155.66	$128.94
Common Equity Capitalization, including operating partnership units	$56,707,531	$45,736,873
Preferred Equity Capitalization, including operating partnership preferred units	80,742	78,120

Total Equity Market Capitalization	$56,788,273	$45,814,993

Total Capitalization—Including Simon Group's Share of Total Debt	$84,268,179	$70,491,584

	As of or for the Six Months Ended June 30,
	2012	2011
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Simon Group's Share of Consolidated Properties	$12,299	$1,865
Simon Group's Share of Joint Venture Properties	$269	$239

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended June 30, 2012
						For the Three Months Ended June 30, 2011 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$746,198	$(6,843)	$739,355	$167,840	$907,195	$840,112
Overage rent	31,427	(40)	31,387	14,886	46,273	34,215
Tenant reimbursements	330,470	(3,760)	326,710	76,398	403,108	372,783
Management fees and other revenues	28,347	—	28,347	—	28,347	31,259
Other income	51,624	(225)	51,399	18,800	70,199	75,334

Total revenue	1,188,066	(10,868)	1,177,198	277,924	1,455,122	1,353,703

EXPENSES:
Property operating	116,018	(1,962)	114,056	50,260	164,316	168,494
Depreciation and amortization	311,863	(2,173)	309,690	82,055	391,745	353,685
Real estate taxes	106,777	(931)	105,846	20,160	126,006	117,078
Repairs and maintenance	26,665	(369)	26,296	7,170	33,466	32,292
Advertising and promotion	28,549	(305)	28,244	5,834	34,078	30,182
Provision for credit losses	2,906	(64)	2,842	(254)	2,588	1,951
Home and regional office costs	35,104	—	35,104	—	35,104	31,453
General and administrative	14,733	—	14,733	—	14,733	8,974
Other	24,096	(1,084)	23,012	16,386	39,398	47,737

Total operating expenses	666,711	(6,888)	659,823	181,611	841,434	791,846

OPERATING INCOME	521,355	(3,980)	517,375	96,313	613,688	561,857
Interest expense	(288,560)	2,126	(286,434)	(67,047)	(353,481)	(326,920)
Income tax expense of taxable REIT subsidiaries	(991)	—	(991)	—	(991)	(703)
Income (loss) from unconsolidated entities(1)	29,132	—	29,132	(29,266)	(134)	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	—	—	—	—	—	14,349

CONSOLIDATED NET INCOME	260,936	(1,854)	259,082	—	259,082	248,583
Net income attributable to noncontrolling interests	44,657	(1,854)	42,803	—	42,803	42,628
Preferred dividends	834	—	834	—	834	834

NET INCOME ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$215,445	$—	$215,445	$—	$215,445	$205,121

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$260,936	$—	$260,936	$250,522
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			308,186	—	308,186	257,770
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	124,989	124,989	94,376
Income from unconsolidated entities			(29,132)	29,132	—	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			—	—	—	(14,349)
Net income attributable to noncontrolling interest holders in properties			(1,855)	—	(1,855)	(1,939)
Noncontrolling interests portion of depreciation and amortization			(2,174)	—	(2,174)	(2,100)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$534,648	$154,121	$688,769	$582,967

Percentage of FFO of the Operating Partnership			77.62%	22.38%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Six Months Ended June 30, 2012
						For the Six Months Ended June 30, 2011 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,448,295	$(14,411)	$1,433,884	$339,359	$1,773,243	$1,667,961
Overage rent	59,107	(144)	58,963	35,593	94,556	64,172
Tenant reimbursements	636,857	(8,415)	628,442	155,713	784,155	740,247
Management fees and other revenues	60,634	—	60,634	—	60,634	61,751
Other income	102,142	(700)	101,442	45,409	146,851	143,270

Total revenue	2,307,035	(23,670)	2,283,365	576,074	2,859,439	2,677,401

EXPENSES:
Property operating	220,758	(4,261)	216,497	102,354	318,851	325,889
Depreciation and amortization	596,972	(4,580)	592,392	168,204	760,596	711,485
Real estate taxes	205,479	(2,276)	203,203	42,327	245,530	233,323
Repairs and maintenance	52,307	(792)	51,515	14,203	65,718	71,528
Advertising and promotion	49,648	(500)	49,148	12,761	61,909	58,204
Provision for credit losses	6,451	(87)	6,364	95	6,459	4,034
Home and regional office costs	67,962	—	67,962	—	67,962	60,509
General and administrative	28,622	—	28,622	—	28,622	16,640
Other	41,873	(2,282)	39,591	35,272	74,863	86,108

Total operating expenses	1,270,072	(14,778)	1,255,294	375,216	1,630,510	1,567,720

OPERATING INCOME	1,036,963	(8,892)	1,028,071	200,858	1,228,929	1,109,681
Interest expense	(546,636)	4,929	(541,707)	(141,240)	(682,947)	(655,462)
Income tax expense of taxable REIT subsidiaries	(1,883)	—	(1,883)	—	(1,883)	(1,846)
Income (loss) from unconsolidated entities(1)	59,484	—	59,484	(59,618)	(134)	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	494,837	—	494,837	—	494,837	13,765

CONSOLIDATED NET INCOME	1,042,765	(3,963)	1,038,802	—	1,038,802	466,138
Net income attributable to noncontrolling interests	180,241	(3,963)	176,278	—	176,278	79,937
Preferred dividends	1,669	—	1,669	—	1,669	1,669

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$860,855	$—	$860,855	$—	$860,855	$384,532

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$1,042,765	$—	$1,042,765	$470,188
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			589,536	—	589,536	520,316
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	211,130	211,130	187,757
Income from unconsolidated entities			(59,484)	59,484	—	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			(494,837)	—	(494,837)	(13,765)
Net income attributable to noncontrolling interest holders in properties			(3,963)	—	(3,963)	(4,050)
Noncontrolling interests portion of depreciation and amortization			(4,582)	—	(4,582)	(4,210)
Preferred distributions and dividends			(2,627)	—	(2,627)	(2,626)

FFO of the Operating Partnership			$1,066,808	$270,614	$1,337,422	$1,153,610

Percentage of FFO of the Operating Partnership			79.77%	20.23%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of June 30, 2012
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2011 Our Total Share
ASSETS:
Investment properties, at cost	$34,063,214	$(287,114)	$33,776,100	$8,440,174	$42,216,274	$38,581,379
Less—accumulated depreciation	8,827,205	(86,898)	8,740,307	2,062,963	10,803,270	10,326,794

	25,236,009	(200,216)	25,035,793	6,377,211	31,413,004	28,254,585
Cash and cash equivalents	638,499	(7,117)	631,382	211,987	843,369	1,148,034
Tenant receivables and accrued revenue, net	423,917	(2,869)	421,048	86,510	507,558	637,918
Investment in unconsolidated entities, at equity	2,000,509	—	2,000,509	(2,000,509)	—	—
Investment in Klépierre, at equity	1,942,153	—	1,942,153	—	1,942,153	—
Deferred costs and other assets	1,745,496	(12,407)	1,733,089	141,806	1,874,895	1,831,670
Notes receivable from related party	—	—	—	—	—	651,000

Total assets	$31,986,583	$(222,609)	$31,763,974	$4,817,005	$36,580,979	$32,523,207

LIABILITIES:
Mortgages and other indebtedness	$22,466,558	$(171,013)	$22,295,545	$5,184,361	$27,479,906	$24,676,591
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,168,636	(9,404)	1,159,232	224,601	1,383,833	1,401,332
Cash distributions and losses in partnerships and joint ventures, at equity	730,636	—	730,636	(730,636)	—	—
Other liabilities and accrued dividends	226,675	(898)	225,777	138,679	364,456	621,377

Total liabilities	24,592,505	(181,315)	24,411,190	4,817,005	29,228,195	26,699,300

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	263,479	(41,929)	221,550	—	221,550	220,619
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	44,883	—	44,883	—	44,883	45,047
Common stock, $.0001 par value, 511,990,000 shares authorized, 307,084,372 and 297,725,698 issued, respectively	31	—	31	—	31	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	9,091,935	—	9,091,935	—	9,091,935	8,103,133
Accumulated deficit	(2,974,231)	—	(2,974,231)	—	(2,974,231)	(3,251,740)
Accumulated other comprehensive loss	(81,656)	—	(81,656)	—	(81,656)	(94,263)
Common stock held in treasury at cost, 3,762,595 and 3,877,448 shares, respectively	(135,781)	—	(135,781)	—	(135,781)	(152,541)

Total stockholders' equity	5,945,181	—	5,945,181	—	5,945,181	4,649,666
Noncontrolling interests	1,185,418	635	1,186,053	—	1,186,053	953,622

Total equity	7,130,599	635	7,131,234	—	7,131,234	5,603,288

Total liabilities and equity	$31,986,583	$(222,609)	$31,763,974	$4,817,005	$36,580,979	$32,523,207

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Six Months Ended June 30, 2012

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.3%
Texas	11.3%
California	10.7%
Massachusetts	6.8%
New York	6.6%
Pennsylvania	5.7%
Nevada	4.5%
Georgia	4.3%
Indiana	3.8%
New Jersey	3.7%

Top 10 Contributors by State	71.7%

NOI by Asset Type
Malls and Premium Outlets	83.1%
The Mills	6.9%
International	5.4%
Community/Lifestyle Centers	3.6%
Other Properties	1.0%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Consolidated Properties
Other Income
Interest and Dividend Income	$3,355	$16,828	$10,500	$27,866
Lease Settlement Income	914	5,081	10,225	14,133
Gains on Land Sales	6,623	21	9,730	2,627
Other	40,732	30,499	71,687	54,287

Totals	$51,624	$52,429	$102,142	$98,913

Other Expense
Ground Rent	$10,502	$10,409	$21,113	$21,158
Professional Fees	6,316	7,215	8,909	9,139
Other, including State and Foreign Taxes	7,278	1,602	11,851	7,947

Totals	$24,096	$19,226	$41,873	$38,244

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of June 30, 2012

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), diluted FFO per share, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO(1)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Consolidated Net Income(2)	$260,936	$250,522	$1,042,765	$470,188
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	308,186	257,770	589,536	520,316
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre	124,989	94,376	211,130	187,757
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	—	(14,349)	(494,837)	(13,765)
Net income attributable to noncontrolling interest holders in properties	(1,855)	(1,939)	(3,963)	(4,050)
Noncontrolling interests portion of depreciation and amortization	(2,174)	(2,100)	(4,582)	(4,210)
Preferred distributions and dividends	(1,313)	(1,313)	(2,627)	(2,626)

FFO of the Operating Partnership	$688,769	$582,967	$1,337,422	$1,153,610

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$0.71	$0.70	$2.87	$1.31
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.18	0.99	2.21	1.99
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	—	(0.04)	(1.37)	(0.04)

Diluted FFO per share	$1.89	$1.65	$3.71	$3.26

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of June 30, 2012

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amount to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and six months ended June 30, 2012.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$260,936	$250,522	$1,042,765	$470,188
Income tax expense of taxable REIT subsidiaries	991	703	1,883	1,846
Interest expense	288,560	244,517	546,636	492,634
Income from unconsolidated entities	(29,132)	(13,821)	(59,484)	(32,441)
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	—	(14,349)	(494,837)	(13,765)

Operating Income	521,355	467,572	1,036,963	918,462
Depreciation and amortization	311,863	261,298	596,972	527,608

NOI of consolidated Properties	$833,218	$728,870	$1,633,935	$1,446,070

Reconciliation of NOI of unconsolidated entities:
Net Income	$104,802	$90,732	$189,751	$171,444
Interest expense	155,393	153,970	315,554	305,002
Loss from unconsolidated entities	316	631	631	459
Loss from operations of discontinued joint venture interests	1,173	9,559	11,623	15,661
Gain on disposal of discontinued operations, net	—	(15,506)	—	(15,506)

Operating Income	261,684	239,386	517,559	477,060
Depreciation and amortization	126,783	123,032	258,174	245,092

NOI of unconsolidated entities	$388,467	$362,418	$775,733	$722,152

Total consolidated and unconsolidated NOI from continuing operations	$1,221,685	$1,091,288	$2,409,668	$2,168,222

Adjustments to NOI:
NOI of discontinued unconsolidated Properties	(342)	122,069	43,042	243,578

Total NOI of the Simon Group Portfolio	$1,221,343	$1,213,357	$2,452,710	$2,411,800

Change in NOI from prior period	0.7%	7.7%	1.7%	6.1%
Add: Our share of NOI from Klépierre	64,557	—	64,557	—
Less: Joint venture partner's share of NOI	215,908	297,811	463,185	590,631

Simon Group's Share of NOI	$1,069,992	$915,546	$2,054,082	$1,821,169

Increase in Simon Group's Share of NOI from prior period	16.9%	9.9%	12.8%	8.5%
Total NOI of the Simon Group Portfolio	$1,221,343	$1,213,357	$2,452,710	$2,411,800
NOI from noncomparable properties(3)	245,381	284,767	505,665	567,980

Total NOI of Comparable Properties(4)	$975,962	$928,590	$1,947,045	$1,843,820

Increase in NOI of Malls and Premium Outlets that are Comparable Properties	5.1%		5.6%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of, or any impairment charges related to, previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of, or any impairment charges relating to, previously depreciated operating properties.

We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $6.6 million and $1.7 million for the three months ended June 30, 2012 and 2011, respectively, and $9.8 million and $4.4 million for the six months ended June 30, 2012 and 2011, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $11.4 million and $8.1 million for the three months ended June 30, 2012 and 2011, respectively, and $20.2 million and $15.4 million for the six months ended June 30, 2012 and 2011, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.6 million and $5.9 million for the three months ended June 30, 2012 and 2011, respectively, and $10.7 million and $11.7 million for the six months ended June 30, 2012 and 2011, respectively.

•
the Company's share of debt premium amortization of $13.4 million and $2.1 million for the three months ended June 30, 2012 and 2011, respectively, and $20.1 million and $4.7 million for the six months ended June 30, 2012 and 2011, respectively.

Amounts included in the above exclude our share of related activity for our investment in Klépierre.

(3)
Includes community/lifestyle centers, The Mills, other properties, international properties, any of our non-retail holdings, results of our corporate and management company operations, and excluded income from comparable properties.

(4)
Includes comparable Malls and Premium Outlets that were owned in both of the periods under comparison. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of June 30, 2012

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Malls and Premium Outlets
Inline Stores	84,041,109	83,565,978	54.2%
Freestanding	4,101,470	1,851,472	1.2%
Anchors	97,453,088	26,915,437	17.5%
Office	2,017,906	2,012,906	1.3%

Malls and Premium Outlets Total	187,613,573	114,345,793	74.2%
The Mills®(1)	18,764,796	16,235,506	10.5%
Community/Lifestyle Centers	21,210,506	14,661,682	9.5%
Other Properties(2)	12,630,205	8,969,044	5.8%

Total U.S. Properties	240,219,080	154,212,025	100.0%

(1)
Includes 13 Mills previously owned by The Mills Limited Partnership (TMLP), now owned by Simon Property Group, L.P.

(2)
Includes properties owned by TMLP and certain other properties.

 SIMON PROPERTY GROUP
U.S. Mall and Premium Outlet Operational Information(1)
For the Period Ended June 30, 2012

	As of June 30,
	2012	2011(2)
Total Number of Properties	221	227
Total Square Footage of Properties (in millions)	187.6	194.3
Ending Occupancy(3):
Consolidated Assets	94.4%	94.2%
Unconsolidated Assets	93.4%	91.7%
Total Portfolio	94.2%	93.6%
Total Sales per Square Foot(4):
Consolidated Assets	$535	$494
Unconsolidated Assets	$639	$537
Total Portfolio	$554	$504
Base Minimum Rent per Square Foot(5):
Consolidated Assets	$37.97	$36.89
Unconsolidated Assets	$48.02	$43.44
Total Portfolio	$39.99	$38.57

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2011(2)	94.6%	$533	$39.40

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(6)	Closing Rate per Square Foot(6)	Releasing Spread(6)
6/30/12	7,554,647	$52.29	$47.52	$4.77	10.0%
3/31/12	7,049,269	$53.74	$49.00	$4.74	9.7%
12/31/11(2)	6,881,699	$54.78	$50.12	$4.66	9.3%
6/30/11(2)	6,637,195	$55.26	$51.00	$4.26	8.4%
3/31/11(2)	6,116,533	$55.82	$51.14	$4.68	9.2%

Definitions:

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Restated to include Malls previously owned by TMLP and Premium Outlets acquired in the 2010 acquisition of Prime Outlets Acquisition Company.

(3)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors and mall majors in the calculation.

(4)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.

(5)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(6)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of June 30, 2012

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent per Square Foot at 6/30/12	Percentage of Gross Annual Rental Revenues(3)
Inline Stores and Freestanding
Month to Month Leases	843	2,510,791	$35.37	1.8%
2012 (7/1/12 - 12/31/12)	733	2,168,773	$37.59	1.6%
2013	3,122	9,481,065	$37.75	7.4%
2014	2,532	8,432,687	$36.96	6.6%
2015	2,497	8,450,092	$39.63	7.1%
2016	2,474	8,328,802	$38.33	6.8%
2017	2,261	8,137,195	$41.05	7.3%
2018	1,768	6,932,703	$46.43	6.8%
2019	1,475	5,531,901	$46.34	5.6%
2020	1,163	4,247,409	$47.19	4.3%
2021	1,271	5,125,495	$44.42	4.9%
2022	913	3,758,217	$43.16	3.5%
2023 and Thereafter	503	2,814,083	$34.26	2.1%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,649	3,872,611	$14.64	1.3%
Anchor Tenants
Month to Month Leases	1	31,723	$12.14	0.0%
2012 (7/1/12 - 12/31/12)	2	285,444	$1.25	0.0%
2013	18	2,134,339	$3.31	0.2%
2014	35	3,479,385	$5.17	0.4%
2015	28	3,202,002	$3.01	0.2%
2016	22	2,651,508	$3.42	0.2%
2017	21	2,759,143	$2.70	0.2%
2018	19	1,973,453	$5.80	0.2%
2019	11	1,305,863	$4.58	0.1%
2020	14	1,315,365	$6.42	0.2%
2021	12	1,055,228	$7.30	0.1%
2022	6	858,727	$10.26	0.2%
2023 and Thereafter	33	3,837,737	$6.66	0.6%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2011 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of June 30, 2012

Top Inline Store Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	378	4,057	1.7%	3.2%
Limited Brands, Inc.	363	2,047	0.8%	2.1%
Abercrombie & Fitch Co.	215	1,525	0.6%	1.5%
Phillips-Van Heusen	308	1,702	0.7%	1.5%
Foot Locker, Inc.	374	1,457	0.6%	1.3%
Luxottica Group S.P.A	444	857	0.4%	1.2%
Ascena Retail Group, Inc.	309	1,690	0.7%	1.2%
American Eagle Outfitters, Inc.	194	1,148	0.5%	1.1%
Zale Corporation	337	377	0.2%	1.0%
Express, Inc.	128	1,129	0.5%	1.0%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	157	28,917	12.0%	0.5%
Sears Roebuck & Co.	119	18,420	7.6%	0.2%
J.C. Penney Co., Inc.	111	16,230	6.7%	0.6%
Dillard's Dept. Stores	66	10,560	4.4%	0.1%
Nordstrom, Inc.	27	4,545	1.9%	0.1%
Belk, Inc.	18	2,466	1.0%	0.2%
The Bon-Ton Stores, Inc.	22	2,286	0.9%	0.2%
Target Corporation	12	1,677	0.7%	—
Dick's Sporting Goods, Inc.	21	1,406	0.6%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	8	1,113	0.5%	—
Kohl's Department Stores, Inc.	12	1,029	0.4%	0.1%
Saks Incorporated	8	986	0.4%	0.1%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. The Mills and Community/Lifestyle Center Operational Information
For the Period Ended June 30, 2012

	As of June 30,
	2012	2011
The Mills®(1)
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	18.8	18.7
Ending Occupancy(2)	96.9%	95.1%
Total Sales per Square Foot(3)	$497	$460
Base Minimum Rent per Square Foot(4)	$22.06	$21.33
Community/Lifestyle Centers(5)
Total Number of Properties	70	69
Total Square Footage of Properties (in millions)	21.2	20.9
Ending Occupancy(2)	93.1%	91.9%
Base Minimum Rent per Square Foot(4)	$13.93	$13.50

(1)
Statistics for both periods reflect The Mills assets previously owned by TMLP, now owned by Simon Property Group, L.P. Opry Mills was excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot for the period ended June 30, 2011, as it was closed and undergoing restoration as a result of flooding in May of 2010. The center re-opened on March 29, 2012. Does not include the following properties owned by TMLP—Discover Mills, Franklin Mills and St. Louis Mills.

(2)
See footnote 3 on page 19 for definition, except Ending Occupancy is calculated on all company owned space.

(3)
See footnote 4 on page 19 for definition; calculation methodology is the same as for malls.

(4)
See footnote 5 on page 19 for definition.

(5)
Prior period has been restated to include community centers previously owned by TMLP, now owned by Simon Property Group, L.P.

 SIMON PROPERTY GROUP
International Operational Information(1)

	As of June 30,
	2012	2011
International Premium Outlets
Total Number of Properties	12	11
Total GLA (in millions of square feet)	3.7	3.4
Statistics for Properties in Japan(2)
Ending Occupancy	99.8%	99.3%
Comparable sales per square foot(3)	¥91,128	¥86,292
Average rent per square foot	¥4,904	¥4,847

(1)
Does not include Klépierre.

(2)
Information supplied by the managing venture partner.

(3)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		727,527
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,544
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		838,792
4.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,276,942
5.	Fashion Valley	CA	San Diego	50.0%		1,728,750
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,335
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,681
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,152,815
9.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,372,356
10.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	50.0%		1,301,822
11.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,183,908
12.	Mesa Mall	CO	Grand Junction	100.0%		882,624
13.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,111
14.	Crystal Mall	CT	Waterford	78.2%		783,280
15.	Dover Mall	DE	Dover	68.2%		875,991
16.	Aventura Mall(1)	FL	Miami Beach (Miami)	33.3%		2,099,349
17.	Avenues, The	FL	Jacksonville	25.0	%(2)	1,116,479
18.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,062
19.	Coconut Point	FL	Estero	50.0%		1,204,887
20.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,117
21.	Cordova Mall	FL	Pensacola	100.0%		857,800
22.	Dadeland Mall	FL	Miami	50.0%		1,399,245
23.	DeSoto Square	FL	Bradenton	100.0%		677,856
24.	Edison Mall	FL	Fort Myers	100.0%		1,053,640
25.	Falls, The	FL	Miami	50.0%		805,112
26.	Florida Mall, The	FL	Orlando	50.0%		1,771,571
27.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		752,974
28.	Indian River Mall	FL	Vero Beach	50.0%		736,621
29.	Melbourne Square	FL	Melbourne	100.0%		703,004
30.	Miami International Mall	FL	Miami	47.8%		1,071,522
31.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		959,929
32.	Paddock Mall	FL	Ocala	100.0%		556,902
33.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(3)	765,042
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	1,106,121
35.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(2)	514,204
36.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,035
37.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,782,545
38.	Treasure Coast Square	FL	Jensen Beach	100.0%		875,809
39.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,950
40.	Lenox Square	GA	Atlanta	100.0%		1,558,898
41.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,822,936
42.	Northlake Mall	GA	Atlanta	100.0%		963,404
43.	Phipps Plaza	GA	Atlanta	100.0%		831,524
44.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,281,886
45.	Lindale Mall	IA	Cedar Rapids	100.0%		684,564
46.	Southern Hills Mall	IA	Sioux City	100.0%		790,508
47.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,342
48.	Northfield Square	IL	Bourbonnais	31.6	%(3)	530,487
49.	Northwoods Mall	IL	Peoria	100.0%		693,657

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
50.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,209,475
51.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,287,786
52.	White Oaks Mall	IL	Springfield	80.7%		930,399
53.	Castleton Square	IN	Indianapolis	100.0%		1,383,199
54.	Circle Centre	IN	Indianapolis	14.7	%(2)	767,985
55.	College Mall	IN	Bloomington	100.0%		641,677
56.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		653,432
57.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,277,406
58.	Markland Mall	IN	Kokomo	100.0%		415,903
59.	Muncie Mall	IN	Muncie	100.0%		631,564
60.	Tippecanoe Mall	IN	Lafayette	100.0%		863,621
61.	University Park Mall	IN	Mishawaka	100.0%		922,154
62.	Washington Square	IN	Indianapolis	100.0%		967,702
63.	Towne East Square	KS	Wichita	100.0%		1,126,422
64.	Towne West Square	KS	Wichita	100.0%		941,596
65.	West Ridge Mall	KS	Topeka	100.0%		991,799
66.	Prien Lake Mall	LA	Lake Charles	100.0%		800,014
67.	Arsenal Mall	MA	Watertown (Boston)	100.0%		439,709
68.	Atrium Mall(8)	MA	Chestnut Hill (Boston)	49.1%		205,735
69.	Auburn Mall	MA	Auburn	56.4%		587,293
70.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,544
71.	Cape Cod Mall	MA	Hyannis	56.4%		721,130
72.	Copley Place	MA	Boston	98.1%		1,241,970
73.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,707
74.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,855
75.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,695
76.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		471,468
77.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,569,851
78.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,758
79.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,591,394
80.	Square One Mall	MA	Saugus (Boston)	56.4%		928,519
81.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		685,956
82.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,046
83.	Bangor Mall	ME	Bangor	67.1	%(4)	652,711
84.	Briarwood Mall	MI	Ann Arbor	50.0%		973,876
85.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,256
86.	Miller Hill Mall	MN	Duluth	100.0%		787,838
87.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,225,784
88.	Battlefield Mall	MO	Springfield	100.0%		1,198,642
89.	Independence Center	MO	Independence (Kansas City)	100.0%		867,054
90.	SouthPark	NC	Charlotte	100.0%		1,620,778
91.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,146
92.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,130
93.	Pheasant Lane Mall	NH	Nashua	(5)		980,006
94.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,511
95.	Livingston Mall	NJ	Livingston (New York)	100.0%		968,551
96.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,321,644

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
97.	Ocean County Mall	NJ	Toms River (New York)	100.0%		891,785
98.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,066,371
99.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,539
100.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		771,214
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,905
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		675,687
103.	Meadowood Mall	NV	Reno	50.0%		876,964
104.	Chautauqua Mall	NY	Lakewood	100.0%		425,111
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,516
106.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,238,226
107.	Smith Haven Mall	NY	Lake Grove (New York)	25.0	%(2)	1,287,482
108.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,007,368
109.	Westchester, The	NY	White Plains (New York)	40.0%		826,479
110.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,237,803
111.	Lima Mall	OH	Lima	100.0%		741,942
112.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,121,347
113.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,973
114.	Southern Park Mall	OH	Youngstown	100.0%		1,195,658
115.	Summit Mall	OH	Akron	100.0%		769,001
116.	Upper Valley Mall	OH	Springfield	100.0%		739,516
117.	Penn Square Mall	OK	Oklahoma City	94.5%		1,057,036
118.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,482
119.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,391,332
120.	Lehigh Valley Mall	PA	Whitehall	38.0	%(4)	1,169,243
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(4)	986,509
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9	%(4)	1,330,509
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,239,428
124.	South Hills Village	PA	Pittsburgh	100.0%		1,200,098
125.	Springfield Mall(1)	PA	Springfield (Philadelphia)	38.0	%(4)	609,462
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,114,613
127.	Anderson Mall	SC	Anderson	100.0%		671,748
128.	Haywood Mall	SC	Greenville	100.0%		1,228,802
129.	Empire Mall	SD	Sioux Falls	100.0%		1,070,465
130.	Rushmore Mall	SD	Rapid City	100.0%		829,766
131.	Knoxville Center	TN	Knoxville	100.0%		963,989
132.	Oak Court Mall	TN	Memphis	100.0%		849,442
133.	West Town Mall	TN	Knoxville	50.0%		1,336,412
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,161
135.	Barton Creek Square	TX	Austin	100.0%		1,429,623
136.	Broadway Square	TX	Tyler	100.0%		627,784
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,614
138.	Domain, The	TX	Austin	100.0%		1,192,501
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,138
140.	Houston Galleria	TX	Houston	50.4%		2,235,452
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,124,962
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,114
143.	La Plaza Mall	TX	McAllen	100.0%		1,215,407
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,509
145.	Longview Mall	TX	Longview	100.0%		638,327
146.	Midland Park Mall	TX	Midland	100.0%		615,607

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,139
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,350
149.	Sunland Park Mall	TX	El Paso	100.0%		921,535
150.	Valle Vista Mall	TX	Harlingen	100.0%		650,778
151.	Apple Blossom Mall	VA	Winchester	49.1%		436,395
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,730
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(3)	760,075
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		988,655
155.	Virginia Center Commons	VA	Glen Allen	100.0%		784,599
156.	Columbia Center	WA	Kennewick	100.0%		770,460
157.	Northgate Mall	WA	Seattle	100.0%		1,054,551
158.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,325,742
159.	Bay Park Square	WI	Green Bay	100.0%		711,825
160.	Forest Mall	WI	Fond Du Lac	100.0%		500,142
161.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,168,686

	Total Mall Square Footage(6)					162,386,235

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,034
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,357
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,612
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,051
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,962
7.	Napa Premium Outlets	CA	Napa	100.0%	179,342
8.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,738
9.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416
10.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,220
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,178
12.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,741
13.	Silver Sands Factory Stores(7)	FL	Destin	50.0%	450,375
14.	Orlando Premium Outlets- International Dr	FL	Orlando	100.0%	772,962
15.	Orlando Premium Outlets- Vineland Ave	FL	Orlando	100.0%	549,651
16.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
17.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052
18.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,272
19.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,726
20.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,332
21.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,802
22.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,566
23.	Lee Premium Outlets	MA	Lee	100.0%	224,607
24.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,092
25.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
26.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/ Washington DC)	100.0%	485,137
27.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,732

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
28.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,562
29.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,557
30.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,728
31.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,604
32.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,109
33.	Merrimack Premium Outlets	NH	Merrimack	100.0%	390,947
34.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,680
35.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,474
36.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,634
37.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
38.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	535,282
39.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
40.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	845,818
41.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,252
42.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,769
43.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,675
44.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,739
45.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137
46.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,116
47.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,902
48.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,677
49.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	226,961
50.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,718
51.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,576
52.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
53.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,660
54.	San Marcos Premium Outlets	TX	San Marcos (Austin-San Antonio)	100.0%	731,071
55.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
56.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,797
57.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
58.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,820
59.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,673
60.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL-Milwaukee)	100.0%	402,399

	Total U.S. Premium Outlets GLA				25,227,338

	Total Mall and U.S. Premium Outlets GLA				187,613,573

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
This property is managed by a third party.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
Includes office space of 2,017,906 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Menlo Park Mall—52,368 sq. ft.
Circle Centre—25,192 sq. ft.	Oak Court Mall—126,583 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Domain, The—133,010 sq. ft.	Plaza Carolina—27,343 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—117,716 sq. ft.
Firewheel Town Center—75,132 sq. ft.	Southdale Center—20,295 sq. ft.
Greendale Mall—119,860 sq. ft.
(7)
Center to be renamed Silver Sands Premium Outlets.

(8)
Asset was sold on July 19, 2012.

SIMON PROPERTY GROUP
Property Listing

The Mills®

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,239,922
2.	Arundel Mills	MD	Hanover (Baltimore)	59.2%		1,560,404
3.	Colorado Mills	CO	Lakewood (Denver)	37.6	%(1)	1,097,356
4.	Concord Mills	NC	Concord (Charlotte)	59.2	%(1)	1,334,582
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.2%		1,777,101
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,361,435
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,782,978
8.	Katy Mills	TX	Katy (Houston)	62.6	%(1)	1,557,983
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,471,931
10.	Opry Mills	TN	Nashville	100.0%		1,152,607
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		758,218
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,519,043
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,151,236

	Total The Mills® Square Footage					18,764,796

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

Other Properties

        Other properties includes holdings of TMLP (Discover Mills, Franklin Mills, St. Louis Mills, The Esplanade, The Galleria at White Plains, Hilltop Mall, Lakeforest Mall, Marley Station, Northpark Mall, Liberty Plaza), Factory Stores of America-Boaz, Factory Stores of America-Georgetown, Factory Stores of America-Graceville, Factory Stores of America-Lebanon, Factory Stores of America-Nebraska City, Factory Stores of America-Story City, Florida Keys Outlet Center, Huntley Outlet Center, The Mall at The Source, Outlet Marketplace, and The Shoppes at Branson Meadows.

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Denver West Village	CO	Lakewood (Denver)	37.6%		310,709
2.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(1)	329,912
3.	Gaitway Plaza	FL	Ocala	32.2	%(1)	208,755
4.	Highland Lakes Center	FL	Orlando	100.0%		488,850
5.	Indian River Commons	FL	Vero Beach	50.0%		255,942
6.	Naples Outlet Center	FL	Naples	100.0%		146,038
7.	Pier Park	FL	Panama City Beach	65.6%		841,376
8.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(1)	199,082
9.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
10.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,984
11.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(1)	373,342
12.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(1)	163,254
13.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
14.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		625,017
15.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
16.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(1)	278,978
17.	Forest Plaza	IL	Rockford	100.0%		428,044
18.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
19.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,603
20.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
21.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
22.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
23.	White Oaks Plaza	IL	Springfield	100.0%		387,911
24.	Willow Knolls Court	IL	Peoria	35.7	%(1)	382,375
25.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		579,177	(2)
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,695
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(1)	575,681
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		254,480
39.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.2%		101,535
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,618
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.7	%(1)	369,473
43.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683
44.	Dare Centre	NC	Kill Devil Hills	100.0%		168,674
45.	MacGregor Village	NC	Cary	100.0%		144,015
46.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,809
47.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
48.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
49.	ABQ Uptown	NM	Albuquerque	100.0%		230,129
50.	Cobblestone Court	NY	Victor	35.7	%(1)	265,470
51.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369
52.	Lima Center	OH	Lima	100.0%		223,878
53.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	86.0%		101,963
54.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(3)	107,371
55.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(3)	267,965
56.	Whitehall Mall	PA	Whitehall	38.0	%(3)	601,610
57.	Charles Towne Square	SC	Charleston	100.0%		71,794
58.	Empire East	SD	Sioux Falls	100.0%		297,237
59.	Arboretum	TX	Austin	100.0%		190,543
60.	Gateway Centers	TX	Austin	100.0%		513,074
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,381
63.	Palms Crossing	TX	McAllen	100.0%		392,293
64.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
65.	Shops at Arbor Walk, The	TX	Austin	100.0%		464,699
66.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
67.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,180
68.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
69.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(1)	249,488
70.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					21,210,506

FOOTNOTES:

(1)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(2)
Includes office space of 75,118 square feet.

(3)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

International Properties(1)

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
1.	Ami Premium Outlets	Ami (Tokyo)	40.0%	315,000
2.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,500
3.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
4.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
5.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
6.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
7.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,500
8.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	290,600

	Subtotal Japan Square Footage			2,618,500
	KOREA
9.	Paju Premium Outlets	Paju (Seoul)	50.0%	335,100
10.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	276,200

	Subtotal South Korea Square Footage			611,300
	MALAYSIA
11.	Johor Premium Outlets	Johor (Singapore)	50.0%	190,400

	Subtotal Malaysia Square Footage			190,400
	MEXICO
12.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			3,698,200

(1)
Does not include Klépierre.

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2012–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through June 30, 2012
Arsenal Mall—Watertown (Boston), MA	Mall	Sports Authority	Filene's Basement
Arundel Mills—Hanover (Baltimore), MD	Mills	Maryland Live Casino	N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Castleton Square—Indianapolis, IN	Mall	Forever 21	Borders
Columbia Center—Kennewick, WA	Mall	Ulta	Rite Aid
Concord Mills—Concord (Charlotte), NC	Mills	Forever 21	FYE
Fairfax Court—Fairfax (Washington, DC), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Lake View Plaza—Orland Park (Chicago), IL	Community/Lifestyle Ctr.	Great Escape	Linens 'n Things
Mall at Rockingham Park, The—Salem (Boston), NH	Mall	Lord & Taylor	Macy's(1)
Matteson Plaza—Matteson (Chicago), IL	Community/Lifestyle Ctr.	Shoppers World	N/A
Ocean County Mall—Toms River (New York), NJ	Mall	H&M	Old Navy (downsized)
Ontario Mills—Ontario (Riverside), CA	Mills	Last Call by Neiman Marcus	Second Spin
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack Sports Authority	N/A Borders
Phipps Plaza—Atlanta, GA	Mall	Discovery Center by Legoland	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Forever 21	Borders
Plaza Carolina—Carolina (San Juan), PR	Mall	Forever 21	N/A
Potomac Mills—Woodbridge (Washington, DC), VA	Mills	JCPenney	JCPenney Outlet
Ridgewood Court—Jackson, MS	Community/Lifestyle Ctr.	Old Navy	Lifeway Christian
Southridge Mall—Greendale (Milwaukee), WI	Mall	Macy's	Linens 'n Things/ Steve & Barry's
Square One Mall—Saugus (Boston), MA	Mall	Work Out World	World Gym
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	U.S.A. Discounters	Sound Advice
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Openings Projected for the Remainder of 2012
Colorado Mills—Lakewood (Denver), CO	Mills	Jumpstreet	Spaha Skatepark
Cordova Mall—Pensacola, FL	Mall	Belk	Dillard's
Domain, The—Austin, TX	Mall	H&M	N/A
Falls, The—Miami, FL	Mall	American Girl Fresh Market	N/A N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	H&M	Books-A-Million
Great Mall—Milpitas (San Jose), CA	Mills	Off Broadway Shoes	N/A
Gurnee Mills—Gurnee (Chicago), IL	Mills	Bed Bath & Beyond/ Buy Buy Baby	Bed Bath & Beyond
Hamilton Town Center—Noblesville (Indianapolis), IN	Community/Lifestyle Ctr.	Earth Fare	Borders
King of Prussia—King of Prussia (Philadelphia), PA	Mall	Arhaus Furniture	N/A
Lakeline Plaza—Cedar Park (Austin), TX	Community/Lifestyle Ctr.	Bed Bath & Beyond	CVS

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2012–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Remainder of 2012
Liberty Tree Mall—Danvers (Boston), MA	Mall	Sports Authority	Bed Bath & Beyond
Lindale Mall—Cedar Rapids, IA	Mall	Jo-Ann Fabrics	Planet X
McCain Mall—N. Little Rock, AR	Mall	Regal Cinemas	M.M. Cohn
Northgate Mall—Seattle, WA	Mall	Nordstrom Rack	Toys "R" Us
Northshore Mall—Peabody (Boston), MA	Mall	Container Store DSW	Bugaboo Creek Filene's Basement
Orland Square—Orland Park (Chicago), IL	Mall	Dave & Buster's	N/A
Plaza Carolina—Carolina (San Juan), PR	Mall	DSW	Old Navy
Rockaway Town Plaza—Rockaway (New York), NY	Community/Lifestyle Ctr.	Buy Buy Baby	Borders
Rio Grande Valley Premium Outlets—Mercedes (McAllen), TX	Premium Outlet	VF Outlet	N/A
Royal Eagle Plaza—Coral Springs (Miami), FL	Community/Lifestyle Ctr.	Sports Authority	Kmart
Seminole Towne Center—Sanford (Orlando), FL	Mall	Dick's Sporting Goods Burlington Coat Factory	Belk Belk
Shops at Riverside, The—Hackensack (New York), NJ	Mall	Arhaus Furniture	N/A
South Hills Village—Pittsburgh, PA	Mall	Dick's Sporting Goods	Boscov's
Springfield Mall—Springfield (Philadelphia), PA	Mall	Ulta	N/A
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	L.A. Fitness	Sports Authority
White Oaks Mall—Springfield, IL	Mall	HHGregg	Cost Plus World Market
Wolf Ranch—Austin, TX	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
Openings Projected for 2013
Apple Blossom Mall—Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Cordova Mall—Pensacola, FL	Mall	Dick's Sporting Goods	Belk(2)
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Domain, The—Austin, TX	Mall	Arhaus Furniture	Borders
Firewheel Town Center—Garland (Dallas), TX	Mall	Toys "R" Us/ Babies "R" Us	Circuit City
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Montgomery Mall—North Wales (Philadelphia), PA	Mall	Wegman's	Boscov's
Sawgrass Mills—Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
Shops at Arbor Walk, The—Austin, TX	Community/Lifestyle Ctr.	Casual Male XL	Golf Galaxy
Shops at Nanuet, The—Nanuet (New York), NY	Mall	Fairway Market Regal Cinema	N/A N/A
South Hills Village—Pittsburgh, PA	Mall	Target	Boscov's
Town Center at Boca Raton— Boca Raton (Miami), FL	Mall	Container Store	Old Navy
University Town Plaza—Pensacola, FL	Community/Lifestyle Ctr.	Academy Sports Toys "R" Us	N/A N/A

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

SIMON PROPERTY GROUP

Capital Expenditures

For the Six Months Ended June 30, 2012
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$83,106	$119,623	$58,337
Redevelopment projects with incremental square footage and/or anchor replacement	139,459	77,416	35,159
Redevelopment projects with no incremental square footage	46,704	9,910	5,786

Subtotal new development and redevelopment projects	269,269	206,949	99,282
Tenant allowances	72,206	29,480	12,963
Operational capital expenditures at properties:
CAM expenditures(1)	15,318	22,595	9,456
Non-CAM expenditures	20,908	10,516	5,117

Totals	$377,701	$269,540	$126,818

Less: Conversion from accrual to cash basis	(33,871)	(1,327)	(624)

Capital Expenditures for the Six Months Ended 6/30/12(2)	$343,830	$268,213	$126,194

Capital Expenditures for the Six Months Ended 6/30/11(2)	$163,463	$191,702	$79,955

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
New Development Projects:
Tanger Outlets-Texas City—Texas City, TX	350,000 square foot upscale outlet center	10/12	50%
Phoenix Premium Outlets—Chandler (Phoenix), AZ	360,000 square foot upscale outlet center	5/13	100%
St. Louis Premium Outlets—Chesterfield (St. Louis), MO	350,000 square foot upscale outlet center	Fall 2013	60%
Totals—New Development Projects ($ in millions):
Projected Gross Cost(2) = $257
Projected Net Cost(3) = $220
Company's Share of Net Cost = $153
Blended Stabilized Rate of Return = 11%
Total Construction in Progress(4) = $47
Company's Share of Total Construction in Progress(4) = $26
Redevelopment Projects:
White Oaks Mall—Springfield, IL	Redevelopment HHGregg Reconfigure former theater space into small shops L.A. Fitness	7/12 10/12 8/13 9/13	80.7%
Brunswick Square—East Brunswick (New York), NJ	New mall entrance, Panera Bread and Tilted Kilt Restaurant	8/12	100%
Plaza Carolina—Carolina, PR	Redevelopment DSW	8/12 11/12	100%
Santa Rosa Plaza—Santa Rosa, CA	Redevelopment	8/12	100%
Southridge Mall—Greendale (Milwaukee), WI	Redevelopment (Macy's opened 3/12)	8/12	100%
La Plaza Mall—McAllen, TX	Food hall expansion	9/12	100%
Orland Square—Orland Park (Chicago), IL	Dave & Buster's Redevelopment	9/12 3/13	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of former Strawbridge's-Macy's building into 100,000 sf of small shops on two levels Arhaus Furniture	10/12 11/12	96.1%
Ontario Mills—Ontario, CA	Food hall/exterior redevelopment (Last Call Neiman Marcus opened 6/12)	10/12	50%
South Hills Village—Pittsburgh, PA	Dick's Sporting Goods Target	10/12 3/13	100%
Fashion Mall at Keystone—Indianapolis, IN	Redevelopment with small shop expansion	11/12	100%
Potomac Mills—Woodbridge (Washington, DC), VA	Exterior redevelopment with addition of restaurants	11/12	100%
Quaker Bridge Mall—Lawrenceville, NJ	Redevelopment with addition of restaurants and food hall	11/12	50%
Sawgrass Mills—Sunrise (Miami), FL	Calvin Klein and small shops Forever 21 The Colonnade at Sawgrass expansion	11/12 3/13 4/13	100%
Southdale Center—Minneapolis, MN	Redevelopment	11/12	100%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Redevelopment Projects (continued):
Apple Blossom Mall—Winchester, VA	Redevelopment with addition of food hall Carmike Cinema	12/12 6/13	49.1%
Meadowood Mall—Reno, NV	Redevelopment	4/13	50%
Penn Square Mall—Oklahoma City, OK	Mall entrance/food hall redevelopment	4/13	94.5%
Dadeland Mall—Miami, FL	Redevelopment of former Limited/Express building into two-level enclosed small shops and restaurants	5/13	50%
Woodland Hills Mall—Tulsa, OK	Redevelopment	5/13	94.5%
Seattle Premium Outlets—Tulalip (Seattle), WA	Small shop expansion and parking deck	6/13	100%
Gurnee Mills—Gurnee (Chicago), IL	Macy's addition and redevelopment	8/13	100%
Walt Whitman Shops—Huntington Station, NY	Reconfiguration and expansion of small shop space and restaurants	9/13	100%
Shops at Nanuet, The—Nanuet (New York), NY	Redevelopment of enclosed mall into open-air center	10/13	100%
University Town Plaza—Pensacola, FL	Redevelopment of enclosed mall into open-air center	11/13	100%
Totals—Redevelopment Projects ($ in millions):
Projected Gross Cost(2) = $841
Projected Net Cost(3) = $791
Company's Share of Net Cost = $702
Blended Stabilized Rate of Return = 10%
Total Construction in Progress(4) = $204
Company's Share of Total Construction in Progress(4) = $187
Anchor/ Big Box Additions:
Shops at Riverside, The—Hackensack (New York), NY	Arhaus Furniture	7/12	100%
Cordova Mall—Pensacola, FL	Belk relocation Dick's Sporting Goods	8/12 6/13	100%
The Falls—Miami, FL	Fresh Market	9/12	50%
McCain Mall—N. Little Rock, AR	Regal Cinemas	10/12	100%
Seminole Towne Center—Sanford (Orlando), FL	Burlington Coat Factory Dick's Sporting Goods	10/12 11/12	45%	(5)
Springfield Mall—Springfield (Philadelphia), PA	Ulta	10/12	38%
Northgate Mall—Seattle, WA	Nordstrom Rack	11/12	100%
Northshore Mall—Peabody (Boston), MA	Container Store and DSW	11/12	56.4%
Rio Grande Valley Premium Outlets—Mercedes, TX	VF Factory Outlet	11/12	100%
Westland Park Plaza—Orange Park (Jacksonville), FL	L.A. Fitness	11/12	32.2%	(5)
Montgomery Mall—North Wales (Philadelphia), PA	Wegman's	10/13	60%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Totals—Anchor/ Big Box Additions:
Projected Gross Cost(2) = $87
Projected Net Cost(3) = $84
Company's Share of Net Cost = $63
Blended Stabilized Rate of Return = 10%
Total Construction in Progress(4) = $36
Company's Share of Total Construction in Progress(4) = $29

(1)
Projects listed represent:
—
Projects that are under construction
—
New Development and redevelopment projects with budgeted gross costs in excess of $5 million
—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million
—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), CAM, and other such recoveries.

(4)
As of June 30, 2012.

(5)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

SIMON PROPERTY GROUP
International Development Activity Report
Project Overview, Construction-in-Progress

Shopping center/ Location (Metropolitan area)	Project Description	Projected Opening	Company's Ownership Percentage	Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Shisui Premium Outlets—Shisui (Chiba), Japan(2)	234,000 square foot upscale outlet center	4/13	40%	JPY 3,631
Toronto Premium Outlets—Halton Hills (Ontario), Canada(3)	358,000 square foot upscale outlet center	8/13	50%	CAD 79.8
Busan Premium Outlets—Busan, Korea(4)	343,000 square foot upscale outlet center	9/13	50%	KRW 83,919
Expansions:
Rinku Premium Outlets—Izumisano (Osaka), Japan(2)	103,000 square foot phase 4 expansion	7/12	40%	JPY 1,160
Kobe-Sanda Premium Outlets—Kobe (Osaka), Japan(2)	78,000 square foot phase 3 expansion	12/12	40%	JPY 1,132

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, TIF, CAM, and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan expected to fund approximately 70% of costs; remainder to be funded by operating cash flow.

(3)
Construction loan expected to fund approximately 70% of costs, with remainder being funded by equity contributions from the partners.

(4)
Construction loan expected to fund approximately 80% of costs, with remainder being funded by equity contributions from the partners.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of June 30, 2012
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2012	$106,065	6.35%	$140,514	6.20%	$317,287	6.13%	$563,866	6.24%
2013	504,519	5.71%	497,815	4.11%	619,394	4.05%	1,621,728	4.65%
2014	934,482	6.09%	1,421,061	5.97%	606,588	5.62%	2,962,131	5.93%
2015	1,600,000	5.12%	487,186	5.91%	787,019	5.29%	2,874,205	5.40%
2016	3,104,670	3.56%	2,988,652	5.93%	508,523	6.24%	6,601,845	4.84%
2017	1,878,313	3.17%	1,366,796	5.85%	537,871	6.00%	3,782,980	4.48%
2018	1,000,000	6.38%	19,600	—	43,524	1.51%	1,063,124	6.24%
2019	650,000	10.35%	156,851	7.68%	40,769	4.22%	847,620	9.76%
2020	1,250,000	5.65%	89,823	5.01%	476,773	5.66%	1,816,596	5.63%
2021	1,600,000	4.27%	419,133	5.44%	789,576	4.81%	2,808,709	4.62%
Thereafter	1,750,000	4.96%	243,920	5.21%	454,120	4.40%	2,448,040	4.87%

Face Amounts of Indebtedness	$14,378,049	4.90%	$7,831,351	5.79%	$5,181,444	5.18%	$27,390,844	5.19%
Premiums (Discounts) on Indebtedness, Net	(34,911)		121,056		2,917		89,062

Our Share of Total Indebtedness	$14,343,138		$7,952,407		$5,184,361		$27,479,906

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual	Compliance
Total Debt to Total Assets	≤65%		45%	Yes
Total Secured Debt to Total Assets	≤50%		21%	Yes
Fixed Charge Coverage Ratio	>1.5	X	2.9X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		243%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2012
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,558,869	$7,388,585	5.98%	4.4
Variable Rate Debt	442,766	442,766	2.60%	2.0

Total Mortgage Debt	8,001,635	7,831,351	5.79%	4.2
Unsecured Debt
Fixed Rate	12,295,066	12,295,066	5.41%	7.6
Revolving Credit Facility—US Tranche	665,000	665,000	2.49%	4.3
Revolving Credit Facility—Euro Currency	1,139,670	1,139,670	1.37%	4.3
Supplemental Credit Facility—Yen Currency	278,313	278,313	1.14%	5.0

Total Revolving Credit Facilities	2,082,983	2,082,983	1.70%	4.4
Total Unsecured Debt	14,378,049	14,378,049	4.90%	7.1
Premium	128,139	127,410
Discount	(41,265)	(41,265)

Consolidated Mortgages and Other Indebtedness(1)	$22,466,558	$22,295,545	5.21%	6.1

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$9,367,451	$4,353,950	5.39%	6.1
Variable Rate Debt	794,646	374,213	2.66%	2.0
Mills Limited Partnership Debt(2)	1,207,637	453,281	—	—

Total Mortgage Debt	11,369,734	5,181,444	5.18%	5.8
Premium	5,834	2,917
Discount	0	0

Joint Venture Mortgages and Other Indebtedness(1)	$11,375,568	$5,184,361	5.18%	5.8

Our Share of Total Indebtedness		$27,479,906	5.19%	6.0
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.4%	$20,159,796	5.58%	6.3
Variable	9.6%	2,135,749	1.74%	3.9

	100.0%	$22,295,545	5.21%	6.1
Joint Venture
Fixed	90.0%	$4,664,647	5.39%	6.1
Variable	10.0%	519,714	2.66%	2.0

	100.0%	$5,184,361	5.18%	5.8

Total Debt		$27,479,906

Total Fixed Debt	90.3%	$24,824,443	5.55%	6.3

Total Variable Debt	9.7%	$2,655,463	1.88%	3.6

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

(2)
See footnote 26 on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	$106,065	$106,065
Forest Mall	(24)(5)	10/10/12		6.20%	Fixed	Secured	15,387	15,387
Markland Mall	(24)(5)	10/10/12		6.20%	Fixed	Secured	20,373	20,373
Midland Park Mall	(24)(5)	10/10/12		6.20%	Fixed	Secured	29,743	29,743
Richmond Towne Square	(24)(5)	10/10/12		6.20%	Fixed	Secured	41,778	41,778
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,593	8,593
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,558	7,558
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,188	6,188
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,539	1,539
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	14,849	14,849
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,477	18,477
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	48,382	48,382
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.40%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	87,924	87,924
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	12,630	12,630
Northfield Square		02/11/14		6.05%	Fixed	Secured	26,332	8,321
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	72,766	72,766
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	87,229	87,229
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	94,545	94,545
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,409	62,409
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000	820,000
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	66,243	66,243
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	67,191	50,393
Brunswick Square		08/11/14		5.65%	Fixed	Secured	78,910	78,910
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Lake View Plaza		12/31/14		8.00%	Fixed	Secured	15,682	15,682
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,604	2,240
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Southridge Mall		04/01/15		5.23%	Fixed	Secured	124,000	124,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Great Mall	(2)	08/28/15		6.01%	Fixed	Secured	270,000	270,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	25,746	25,746
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	105,199	105,199
Florida Keys Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	10,736	10,736
Grove City Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	113,572	113,572
Gulfport Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	25,338	25,338
Huntley Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	30,030	30,030
Jersey Shore Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	70,476	70,476
Lebanon Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	15,578	15,578
Naples Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	16,141	16,141

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Pleasant Prairie Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	60,529	60,529
San Marcos Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	144,050	144,050
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16		4.43%	Fixed	Secured	13,792	10,471
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	96,971	91,634
Southdale Center		04/01/16		5.18%	Fixed	Secured	154,003	154,003
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	106,785	106,785
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	89,724	89,724
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	103,657	103,657
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	636	636
Empire Mall		06/01/16		5.79%	Fixed	Secured	176,300	176,300
Mesa Mall		06/01/16		5.79%	Fixed	Secured	87,250	87,250
Rushmore Mall		06/01/16		5.79%	Fixed	Secured	94,000	94,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured	101,500	101,500
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Shops at Riverside, The	(2)	06/16/16		2.35%	Variable	Secured	130,000	130,000
Upper Valley Mall	(2)(4)	07/01/16		5.89%	Fixed	Secured	44,869	44,869
Washington Square	(2)(8)	07/01/16		5.94%	Fixed	Secured	26,396	26,396
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	77,959	77,959
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	192,949	192,949
Walt Whitman Shops	(22)	08/01/16		8.00%	Fixed	Secured	118,888	118,888
Calhoun Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	20,522	20,522
Gaffney Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	37,244	37,244
Lee Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	51,229	51,229
Opry Mills	(2)	10/10/16		6.16%	Fixed	Secured	280,000	280,000
Opry Mills—2	(2)	10/10/16		5.00%	Fixed	Secured	102,208	102,208
Revolving Credit Facility—USD		10/30/16	(6)	2.49%	Variable	Unsecured	665,000	665,000
Revolving Credit Facility—Euro Currency		10/30/16		1.37%	Variable	Unsecured(7)	1,139,670	1,139,670
White Oaks Mall		11/01/16		5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16		6.01%	Fixed	Secured	36,604	36,604
Simon Property Group, LP (Sr. Notes)		12/01/16		5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia—The Court & The Plaza-1		01/01/17		7.49%	Fixed	Secured	89,596	86,090
King of Prussia—The Court & The Plaza-2		01/01/17		8.53%	Fixed	Secured	6,373	6,124
King of Prussia—The Court & The Plaza-3		01/01/17		4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		01/30/17		2.80%	Fixed	Unsecured	500,000	500,000
Simon Property Group, LP (Sr. Notes)		03/01/17		5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17		5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17		5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17		5.42%	Fixed	Secured	65,000	65,000
Supplemental Credit Facility—Yen Currency		06/30/17		1.14%	Variable	Unsecured(13)	278,313	278,313
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000	321,000
Independence Center		07/10/17		5.94%	Fixed	Secured	200,000	200,000
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000	410,000
Simon Property Group, LP (Sr. Notes)		09/15/17		2.15%	Fixed	Unsecured	600,000	600,000
Bangor Mall		10/01/17		6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18		6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18		7.38%	Fixed	Unsecured	200,000	200,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	94,569	89,337
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,235	18,235
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,084	17,084
Muncie Towne Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,102	7,102
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,204	14,204
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	47,409	37,927
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	69,421	45,085
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	142,963	142,963
Towne West Square		06/01/21	5.61%	Fixed	Secured	50,375	50,375
Domain, The		08/01/21	5.44%	Fixed	Secured	205,747	205,747
Palms Crossing	(18)	08/01/21	5.49%	Fixed	Secured	37,952	37,952
Shops at Arbor Walk, The	(18)	08/01/21	5.49%	Fixed	Secured	42,894	42,894
Simon Property Group, LP (Sr. Notes)		12/01/21	4.13%	Fixed	Unsecured	700,000	700,000
Simon Property Group, LP (Sr. Notes)		03/15/22	3.38%	Fixed	Unsecured	600,000	600,000
Town Center at Cobb		05/01/22	4.76%	Fixed	Secured	200,000	200,000
Anderson Mall		07/01/22	4.76%	Fixed	Secured	21,000	21,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	30,220	30,220
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	83,278	49,959
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		03/15/42	4.75%	Fixed	Unsecured	550,000	550,000

Total Consolidated Indebtedness at Face Value						$22,379,684	$22,209,400

Premium on Fixed-Rate Indebtedness						128,139	127,410
Discount on Fixed-Rate Indebtedness						(41,265)	(41,265)

Total Consolidated Indebtedness						$22,466,558	$22,295,545

Joint Venture Indebtedness:
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured	$155,879	$61,572
Katy Mills		01/09/13	6.69%	Fixed	Secured	136,920	34,230
Del Amo Fashion Center	(2)	01/23/13	1.75%	Variable	Secured	307,753	153,876
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured	122,147	68,855
Avenues, The		04/01/13	5.29%	Fixed	Secured	67,143	10,071
Paju Premium Outlets		04/01/13	6.66%	Variable	Secured(19)	69,316	34,658
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured	67,307	2,692
Solomon Pond		08/01/13	3.97%	Fixed	Secured	101,427	57,175
Tosu Premium Outlets—Fixed		08/24/13	1.52%	Fixed	Secured(12)	2,907	1,163
Miami International Mall		10/01/13	5.35%	Fixed	Secured	89,291	42,659
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured	35,000	17,198
Domain Westin	(2)	10/15/13	2.20%	Variable	Secured	40,331	20,166

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	109,508	54,754
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	10,854	6,431
Kobe-Sanda Premium Outlets—Fixed		01/31/14	1.70%	Fixed	Secured(12)	3,133	1,253
Kobe-Sanda Premium Outlets—Variable		01/31/14	0.90%	Variable	Secured(12)	45,430	18,172
Fashion Valley Mall—2		05/01/14	6.00%	Fixed	Secured	5,886	2,943
Coddingtown Mall	(2)	07/01/14	3.15%	Variable	Secured	13,350	13,350
Arundel Mills		08/01/14	6.14%	Fixed	Secured	376,606	223,139
Grapevine Mills	(2)(16)	09/22/14	5.90%	Fixed	Secured	270,000	160,002
Outlets at Orange, The		10/01/14	6.25%	Fixed	Secured	217,029	108,515
Gotemba Premium Outlets		10/25/14	1.60%	Fixed	Secured(12)	43,726	17,490
Indian River Commons		11/01/14	5.21%	Fixed	Secured	9,283	4,642
Indian River Mall		11/01/14	5.21%	Fixed	Secured	62,898	31,449
Rinku Premium Outlets		11/25/14	1.86%	Fixed	Secured(12)	17,384	6,954
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured	164,759	82,379
Toki Premium Outlets		04/30/15	1.13%	Variable	Secured(12)	13,643	5,457
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured	77,500	38,750
Colorado Mills		06/01/15	4.00%	Variable	Secured	134,093	50,285
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured	13,900	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured	24,800	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured	14,650	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured	29,850	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured	18,800	0
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000	57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	130,282	73,441
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	65,541	24,899
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured	643,583	324,173
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured	177,417	89,365
Tosu Premium Outlets—Variable		01/31/16	0.53%	Variable	Secured(12)	35,646	14,258
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000	45,000
Busan Premium Outlets		03/10/16	6.41%	Variable	Secured(19)	22,401	11,201
Quaker Bridge Mall—1		04/01/16	7.03%	Fixed	Secured	15,803	7,902
Quaker Bridge Mall—2		04/01/16	2.95%	Fixed	Secured	62,000	31,000
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000	25,367
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,545	11,272
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured	111,332	55,666
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured	223,000	111,277
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured	115,171	57,585
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000	115,000
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000	73,282
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300	10,433
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000	105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000	143,333
Sano Premium Outlets		05/31/18	0.54%	Variable	Secured(12)	27,714	11,086
Sendai-Izumi Premium Outlets		10/31/18	0.49%	Variable	Secured(12)	30,947	12,379
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,193	4,249
Johor Premium Outlets		10/01/19	4.22%	Variable	Secured(3)	29,022	14,511
Westchester, The		05/05/20	6.00%	Fixed	Secured	365,085	146,034
Arizona Mills		07/01/20	5.76%	Fixed	Secured	170,696	85,348
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	136,537	51,830

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,144	23,193
Shops at Sunset Place, The		09/01/20	5.62%	Fixed	Secured	76,455	28,671
Florida Mall, The		09/05/20	5.25%	Fixed	Secured	365,561	182,780
Fashion Valley Mall—1		01/04/21	4.30%	Fixed	Secured	475,000	237,500
Cape Cod Mall		03/06/21	5.75%	Fixed	Secured	98,511	55,531
SouthPark Residential		05/01/21	4.80%	Fixed	Secured	22,000	8,800
Seminole Towne Center		05/06/21	5.97%	Fixed	Secured	59,267	7,705
Denver West Village		07/01/21	5.04%	Fixed	Secured	28,000	10,500
Fashion Centre Pentagon Office		07/01/21	5.11%	Fixed	Secured	40,000	17,000
Fashion Centre Pentagon Retail		07/01/21	4.87%	Fixed	Secured	410,000	174,250
Dover Mall & Commons		08/06/21	5.57%	Fixed	Secured	93,037	63,349
Meadowood Mall		11/06/21	5.82%	Fixed	Secured	124,146	62,073
Dadeland Mall		12/05/21	4.50%	Fixed	Secured	450,000	225,000
Square One		01/06/22	5.47%	Fixed	Secured	99,475	56,075
Ontario Mills		03/05/22	4.25%	Fixed	Secured	348,548	174,274
Hamilton Town Center		04/01/22	4.81%	Fixed	Secured	84,000	42,000
Silver Sands Factory Stores		06/01/22	3.93%	Fixed	Secured	100,000	50,000
Crystal Mall		06/06/22	4.46%	Fixed	Secured	95,000	74,276
AMI Premium Outlets		09/25/23	1.84%	Fixed	Secured(12)	148,494	59,396
Atrium at Chestnut Hill	(28)	03/11/31	6.89%	Fixed	Secured	40,863	20,079
Northshore Mall		03/11/34	5.03%	Fixed	Secured	192,877	108,725

Joint Venture Indebtedness at Face Value						10,162,096	4,728,163

TMLP Indebtedness at Face Value						1,207,637	453,281	(26)

Total Joint Venture and TMLP Indebtedness at Face Value						11,369,734	5,181,444	(27)

Premium on JV Fixed-Rate Indebtedness						5,834	2,917

Total Joint Venture Indebtedness						$11,375,568	5,184,361	(20)

Our Share of Total Indebtedness							$27,479,906

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2012
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2012: LIBOR at .25%; 3 MONTH EURIBOR at .65%; YEN LIBOR at .14%; 6 MONTH YEN LIBOR at .33%; KLIBOR at 3.08% and 91 Day Korean CD rate at 3.54%.

(2)
Includes applicable extensions available at our option.

(3)
Amounts shown in USD Equivalent. Ringgit equivalent is 92,158.7 million.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Through interest rate swap agreements, interest on $200.0 million is essentially fixed at 3.40% and interest on $190.0 million is essentially fixed at 3.34%. The all-in rate presented is a blended interest rate.

(7)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 900.0 million.

(8)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 29,453.4 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Amounts shown in USD Equivalent. Won equivalent is 105,060.0 million.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Loan was paid off after June 30, 2012.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Consists of 10 properties with interest rates ranging from 2.20% to 7.32% and maturities between 2012 and 2023.

(27)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including TMLP. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $101.6 million of payment guarantees provided by the Operating Partnership.

(28)
Asset was sold on July 19, 2012.

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of June 30, 2012

Property Name	City	State
Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of June 30, 2012

Property Name	City	State
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane Mall(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of June 30, 2012

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Lighthouse Place Premium Outlets	Michigan City	IN
Wrentham Village Premium Outlets	Wrentham	MA
Kittery Premium Outlets	Kittery	ME
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Merrimack Premium Outlets	Merrimack	NH
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets-North	Las Vegas	NV
Las Vegas Premium Outlets-South	Las Vegas	NV
Waterloo Premium Outlets	Waterloo	NY
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of June 30, 2012

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Cincinnati Premium Outlets	Monroe	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Highland Lakes Center	Orlando	FL
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
West Ridge Plaza	Topeka	KS
St. Charles Towne Plaza	Waldorf	MD
Regency Plaza	St. Charles	MO
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of June 30, 2012

Property Name	City	State
ABQ Uptown	Albuquerque	NM
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	King of Prussia	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Gateway Centers	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Outlet Marketplace	Orlando	FL

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2012
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 29, 2012 was $69.27 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2011 through June 30, 2012
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1) For the Six Months Ended June 30, 2012
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of June 30, 2012 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of June 30, 2012
SIMON PROPERTY GROUP U.S. Mall and Premium Outlet Operational Information(1) For the Period Ended June 30, 2012
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of June 30, 2012
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of June 30, 2012
SIMON PROPERTY GROUP U.S. The Mills and Community/Lifestyle Center Operational Information For the Period Ended June 30, 2012
SIMON PROPERTY GROUP International Operational Information(1)
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2012–2013
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2012 (In thousands)
SIMON PROPERTY GROUP U.S. Unencumbered Assets As of June 30, 2012
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of June 30, 2012 ($ in 000's, except per share amounts)